UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

InvestEd Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

INVESTED 529 PLAN	Annual Report DECEMBER 31, 2017

Ticker
InvestEd Aggressive Portfolio	WAGPX
InvestEd Growth Portfolio	WAGRX
InvestEd Balanced Portfolio	WBLAX
InvestEd Conservative Portfolio	WICAX
InvestEd Income Portfolio	WICPX
InvestEd Fixed Income Portfolio	WFXPX

CONTENTS	INVESTED PORTFOLIOS

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy Funds InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy Funds InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2

PRESIDENT’S LETTER	INVESTED PORTFOLIOS

DECEMBER 31, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Over the past 12 months, the stock market rose despite ongoing uncertainty about global economic growth, interest rates, oil prices and the surprising result of the U.S. presidential election. See the table for a fiscal year-over-year comparison of some common market metrics.

Many investors may be unsettled by continued dissension in Washington — including debate about a range of issues from trade to the budget, immigration and health care — which could cause volatility in the markets. Nonetheless, we’ve seen an extended rise and record highs in common stock indexes. While we remain aware of risks, we believe it is important to stay focused on the fundamentals and merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your portfolios’ fiscal period, the U.S. economy remained fundamentally sound, supported primarily by the U.S. consumer, who is benefitting from relatively low energy prices, lower inflation in general and an improved labor market. Both consumers and corporations are anticipating the benefits of new tax reform legislation introduced in late 2017. Overall, the global economy has improved during the fiscal year. In particular, economic growth in the eurozone has accelerated, benefitting from policy stimulus and improving external demand. The improved economic outlook has caused the European Central Bank to consider adjusting its policies, although a timeline for any changes isn’t clear.

The U.S. Federal Reserve (Fed) has hiked interest rates five times since late 2015, including three times in 2017. We think the Fed will raise rates three more times in 2018. The Fed also recently began reducing its balance sheet by allowing maturing Treasury and mortgage-backed securities to roll off. We think most financial markets already are pricing the drawdown into their projections and do not expect major volatility as a result of the Fed’s actions. We believe job growth and inflation will be the most important determinants in the direction of long-term central bank policy.

Expanding valuations and corporate earnings growth were key drivers to the equity market advance in 2017. We believe continued earnings growth will need to carry more of the burden going forward. We see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	12/31/17	12/31/16
S&P 500 Index	2,673.61	2,238.83
MSCI EAFE Index	2,050.79	1,684.00
10-Year Treasury Yield	2.40%	2.45%
U.S. unemployment rate	4.1%	4.7%
30-year fixed mortgage rate	3.99%	4.32%
Oil price per barrel	$60.42	$53.72

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

DECEMBER 31, 2017 (UNAUDITED)

Chace Brundige

Cynthia P. Prince-Fox

Aaron Young

Below, Cynthia Prince-Fox, F. Chace Brundige, CFA, and Aaron Young, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2017. Ms. Prince-Fox, who has 34 years of industry experience, and Mr. Brundige, who has 24 years of industry experience, have managed the InvestEd Portfolios since June 2016. Mr. Young, who has 12 years of industry experience, has managed the Portfolios since October 2016. On Sept. 18, 2017, the Ivy InvestEd 529 Plan was changed to reduce costs and improve investment options, including the addition of three new age-based portfolios (aggressive, fixed-income and income).

Fiscal Year Performance

For the 12 Months Ended December 31, 2017
InvestEd Balanced Portfolio
Including Sales Charge	13.64%
Without Sales Charge	16.60%
9% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 31% Bloomberg Barclays U.S. Universal Index + 18% MSCI ACWI ex U.S.A. Index
+ 42% Russell 3000 Index	14.79%
InvestEd Conservative Portfolio
Including Sales Charge	6.10%
Without Sales Charge	8.82%
14% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 46% Bloomberg Barclays U.S. Universal Index + 11% MSCI ACWI ex U.S.A. Index
+ 29% Russell 3000 Index	10.83%
InvestEd Growth Portfolio
Including Sales Charge	18.76%
Without Sales Charge	21.84%
6% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 19% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex U.S.A. Index
+ 51% Russell 3000 Index	17.87%
Benchmark Performance
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	1.27%
(generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)
Bloomberg Barclays U.S. Universal Index	4.09%
(generally reflects the performance of broad market stocks)
MSCI ACWI ex USA Index	27.19%
(generally reflects the performance of large- and mid-capitalization stocks across developed and emerging markets, excluding the U.S.)
Russell 3000 Index	21.13%
(generally reflects the performance of large-capitalization U.S. stocks)

Performance since Portfolio inception on Sept. 18, 2017

InvestEd Aggressive Portfolio
Including Sales Charge	2.73%
Without Sales Charge	5.40%
10% Bloomberg Barclays U.S. Universal Index + 29% MSCI ACWI ex U.S.A. Index + 61% Russell 3000 Index	6.09%
InvestEd Fixed Income Portfolio
Including Sales Charge	-2.53%
Without Sales Charge	0.00%
75% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 25% Bloomberg Barclays U.S. Universal Index	-0.27%

4	ANNUAL REPORT	2017

InvestEd Income Portfolio
Including Sales Charge	-0.97%
Without Sales Charge	1.60%
31% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 44% Bloomberg Barclays US Universal Index + 6% MSCI ACWI ex U.S.A. Index + 19% Russell 3000 Index	1.67%
Benchmark Performance
Bloomberg Barclays 1-5 Year US Government/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)	-0.43%
Bloomberg Barclays US Universal Index (generally reflects the performance of broad market stocks)	0.21%
MSCI ACWI ex USA Index (generally reflects the performance of large- and mid-capitalization stocks across developed and emerging markets, excluding the U.S.)	5.08%
Russell 3000 Index (generally reflects the performance of large-capitalization U.S. stocks)	7.55%

For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes.

2017 year in review

Both the Portfolios and markets generally enjoyed good returns in 2017, driven by sustained positive global economic growth, which resulted in very strong corporate earnings. The economic cycle expanded abroad and global equity markets, led by emerging markets, outperformed what were very robust returns in the U.S. as the dollar weakened significantly giving way to a truly global bull market.

Central banks remained measured in their tightening response to this accelerating growth as inflation data improved but remained contained. Interest rates, therefore, were hiked but monetary policy did not become significantly tighter and the Federal Reserve’s balance sheet normalization process began but in an uneventful manner.

Worries about political risk, especially with respect to eurozone stability following Brexit and the election results in France, ultimately proved unwarranted. Credit conditions remained supportive of risk assets and geopolitical risks remained contained.

Returns in bond markets were mixed. Credit markets provided moderate but still positive returns. On the rates side, long-dated Treasuries rallied with the 30-year yield finishing the year approximately 30 basis points lower. 10-year Treasury yields were essentially unchanged while shorter-dated maturities experienced higher yields and correspondingly lower returns as the 2-year bond yield increased about 70 basis points. The slope of the yield curve as approximated by the difference between the yield on 10-year and 2-year Treasuries was approximately 50 basis points at year-end.

Given the extraordinary policy stimulus measures taken by central banks, globally, in the face of deflationary pressures years ago, this is certainly not a normal economic cycle and many argue that global sovereign yields remain artificially depressed. However, a yield curve that inverts has often been a harbinger of recession and this relationship therefore bears strict attention in the coming year in the case that it may signal policy tightening is threatening economic growth.

Changes to exposure during 2017

The Ivy InvestEd 529 Plan experienced some exciting enhancements in 2017. The Plan changed to reduce costs and expand investment options. Some of the changes include lower front-end sales charges, reduced fees, increased number of age-based and static portfolios, smoother age-based glide path, expanded range and diversity of underlying funds and the addition of several passively managed funds — although actively managed funds remain the focus of the product. The addition of three portfolios is designed to provide investors with a smoother glide path, which transitions investments from equity-focused holdings to more fixed-income holdings, in an effort to help to reduce the risk of loss when capital preservation is needed most.

2017	ANNUAL REPORT	5

Given the expanded breadth of products, all of the Portfolios implemented new asset allocation targets, which went into effect near the end of the third quarter of 2017. The full detail of permissible allocation ranges and targets can be found enumerated in the prospectus — or please consult your financial advisor for assistance — but the approximate allocation at year-end can be summarized as follows: Aggressive: 90% equity, 10% fixed income; Growth 75% equity, 25% fixed income; Balanced 60% equity, 40% fixed income; Conservative 40% equity, 60% fixed income; Income 25% equity, 75% fixed income; Fixed Income 0% equity, 100% fixed income.

All InvestEd Portfolios, with the exception of the InvestEd Fixed Income Portfolio, completed the fiscal year with positive performance (before the effect of sales charges). The Portfolios overall trailed the strong performance of the all-equities benchmark index, but significantly outperformed the bond indices. The performance reflects the mix of returns in the underlying funds during the quarter and their allocation weightings.

2018 outlook

The fundamental outlook for 2018 is quite optimistic. Our economists are above consensus, globally, on growth and inflation with wages, capital expenditures and in some cases, exports being the main drivers of the upside bias.

We expect labor markets to continue tightening, which should lead to higher wages and inflation. Unemployment rates are at or below previous record lows in a number of countries. This is a broad-based phenomenon, even in the eurozone where it had previously been led lower primarily by Germany. In Japan, we expect that inflation should rise on the back of a weaker yen and an output gap that has closed. Also, the Prime Minister has explicitly called on companies to increase wages by 3% and may propose further tax incentives to push companies to increase wages and capital expenditures.

On the capital expenditures front, global capex has improved and is expected to continue accelerating in 2018. In the U.S., specifically, companies which stand to benefit the most from tax reform also tend to exhibit large capital expenditures and will therefore have more dollars available to invest and can fully expense that investment in the first year.

The backdrop for emerging markets should also be positive in 2018. While Chinese growth faces headwinds, the economic deflationary impulse from there should slow as focus shifts to cutting capacity and enacting environmental policies. Growth in India should accelerate benefiting both from lapsing demonetization policy shocks and the potential for increased government spending, which typically accelerates into general elections. Broadly speaking, other emerging markets should enjoy strong export volumes to developed market customers and continued recovery in domestic demand.

With growth and inflation accelerating globally, we expect global central bank balance sheets to peak in mid-2018. Therefore, we anticipate central bank policy decisions to be a major focus of markets in the second half of 2018, with both the Bank of Japan and the European Central Bank expected to make important decisions at that time. We therefore have a balanced outlook for currencies as relative rates of positive growth and inflation data will be weighed against changes in deficits, fiscal and trade policies, globally.

On balance, all of these factors suggest global economic growth and wages will remain solid in 2018, which should continue to buoy inflation, interest rates and ultimately, asset prices. While returns are not likely to be as robust as markets enjoyed in 2017, the fundamental backdrop appears to remain quite positive and will continue to be monitored vis-à-vis tightening monetary policy, credit conditions and valuations as the year progresses.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of a Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

6	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended Index is computed using a combination of 10% Bloomberg Barclays U.S. Universal Index + 29% MSCI ACWI ex U.S.A. Index + 61% Russell 3000 Index.

^^	Blended Index is computed using a combination of 6% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 19% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex U.S.A. Index + 51% Russell 3000 Index.

See footnotes on page 9.

2017	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^^^	Blended Index is computed using a combination of 9% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 31% Bloomberg Barclays U.S. Universal Index + 18% MSCI ACWI ex U.S.A. Index + 42% Russell 3000 Index.

^^^^	Blended Index is computed using a combination of 14% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 46% Bloomberg Barclays U.S. Universal Index + 11% MSCI ACWI ex U.S.A. Index + 29% Russell 3000 Index.

See footnotes on page 9.

8	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^^^^^	Blended Index is computed using a combination of 31% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 44% Bloomberg Barclays U.S. Universal Index + 6% MSCI ACWI ex U.S.A. Index + 19% Russell 3000 Index.

^^^^^^	Blended Index is computed using a combination of 75% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 25% Bloomberg Barclays U.S. Universal Index.

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Prior to September 18, 2017, the Portfolio compared its performance to these indexes. Effective September 18, 2017, the Portfolio changed the underlying funds held by the Portfolio. Going forward, the Portfolio will show its performance compared to other, more applicable benchmark indexes and will no longer compare its performance to these indexes.

2017	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

Average Annual Total Return(3)	InvestEd Aggressive Portfolio	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio	InvestEd Income Portfolio	InvestEd Fixed Income Portfolio
1-year period ended 12-31-17	—	18.76%	13.64%	6.10%	—	—
5-year period ended 12-31-17	—	10.48%	7.85%	4.76%	—	—
10-year period ended 12-31-17	—	6.33%	4.94%	4.56%	—	—
Cumulative return since inception of Portfolio(4) through 12-31-17	2.73%	—	—	—	-0.97%	-2.53%

(3)	Data quoted is past performance and is based on a deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 2.50%.

(4)	9-18-17 InvestEd Aggressive Portfolio, 9-18-17 InvestEd Income Portfolio, and 9-18-17 InvestEd Fixed Income Portfolio (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2017

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7. 5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*	Beginning Account Value 6-30-17	Ending Account Value 12-31-17	Expenses Paid During Period*
InvestEd Aggressive Portfolio**	$1,000	$1,054.00	$0.72	$1,000	$1,023.96	$1.21	0.25%
InvestEd Growth Portfolio	$1,000	$1,095.70	$1.36	$1,000	$1,023.95	$1.32	0.25%
InvestEd Balanced Portfolio	$1,000	$1,082.50	$1.35	$1,000	$1,023.95	$1.32	0.25%
InvestEd Conservative Portfolio	$1,000	$1,053.00	$1.33	$1,000	$1,023.95	$1.32	0.25%
InvestEd Income Portfolio**	$1,000	$1,016.00	$0.71	$1,000	$1,023.96	$1.21	0.25%
InvestEd Fixed Income Portfolio**	$1,000	$1,000.00	$0.70	$1,000	$1,023.96	$1.21	0.25%

*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2017, and divided by 365.

**	Actual Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 105 days in the six-month period ended December 31, 2017, and divided by 365. Hypothetical Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2017, and divided by 365. Actual inception date of the Fund is 9-18-17 (the date on which shares were first acquired by shareholders).

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads or exchange fees.

2017	ANNUAL REPORT	11

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

InvestEd Aggressive Portfolio – Asset Allocation

Ivy International Core Equity Fund, Class N	20.3%
Ivy Value Fund, Class N	11.5%
Ivy Large Cap Growth Fund, Class N	10.7%
Ivy ProShares MSCI ACWI Index Fund, Class N	8.9%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	7.6%
Ivy Core Equity Fund, Class N	6.4%
Ivy Emerging Markets Equity Fund, Class N	6.2%
Ivy Mid Cap Income Opportunities Fund, Class N	4.9%
Ivy Mid Cap Growth Fund, Class N	4.9%
Ivy Advantus Bond Fund, Class N	3.1%
Ivy LaSalle Global Real Estate Fund, Class N	2.9%
Ivy Government Securities Fund, Class N	2.4%
Ivy Small Cap Growth Fund, Class N	2.0%
Ivy Limited-Term Bond Fund, Class N	1.9%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1.9%
Ivy ProShares S&P 500 Bond Index Fund, Class N	0.7%
Ivy Global Bond Fund, Class N	0.5%
Ivy High Income Fund, Class N	0.5%
Ivy Bond Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

InvestEd Growth Portfolio – Asset Allocation

Ivy International Core Equity Fund, Class N	16.6%
Ivy Value Fund, Class N	10.2%
Ivy Large Cap Growth Fund, Class N	9.4%
Ivy ProShares MSCI ACWI Index Fund, Class N	8.5%
Ivy Advantus Bond Fund, Class N	7.4%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	6.7%
Ivy Limited-Term Bond Fund, Class N	5.9%
Ivy Core Equity Fund, Class N	5.5%
Ivy Government Securities Fund, Class N	5.4%
Ivy Emerging Markets Equity Fund, Class N	4.8%
Ivy Mid Cap Income Opportunities Fund, Class N	3.5%
Ivy Mid Cap Growth Fund, Class N	3.5%
Ivy Global Bond Fund, Class N	2.2%
Ivy LaSalle Global Real Estate Fund, Class N	2.0%
Ivy Small Cap Growth Fund, Class N	2.0%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1.9%
Ivy ProShares S&P 500 Bond Index Fund, Class N	1.5%
Ivy High Income Fund, Class N	1.2%
Ivy Bond Fund, Class N	1.0%
Ivy Small Cap Core Fund, Class N	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

12	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

InvestEd Balanced Portfolio – Asset Allocation

Ivy International Core Equity Fund, Class N	12.6%
Ivy Advantus Bond Fund, Class N	12.3%
Ivy Government Securities Fund, Class N	8.8%
Ivy Limited-Term Bond Fund, Class N	8.8%
Ivy Value Fund, Class N	8.2%
Ivy ProShares MSCI ACWI Index Fund, Class N	7.5%
Ivy Large Cap Growth Fund, Class N	7.4%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	5.2%
Ivy Core Equity Fund, Class N	4.5%
Ivy Emerging Markets Equity Fund, Class N	3.9%
Ivy Global Bond Fund, Class N	3.7%
Ivy Mid Cap Income Opportunities Fund, Class N	3.0%
Ivy Mid Cap Growth Fund, Class N	3.0%
Ivy ProShares S&P 500 Bond Index Fund, Class N	2.5%
Ivy High Income Fund, Class N	1.7%
Ivy Small Cap Growth Fund, Class N	1.5%
Ivy LaSalle Global Real Estate Fund, Class N	1.5%
Ivy Bond Fund, Class N	1.5%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1.5%
Ivy Small Cap Core Fund, Class N	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

InvestEd Conservative Portfolio – Asset Allocation

Ivy Advantus Bond Fund, Class N	18.5%
Ivy Limited-Term Bond Fund, Class N	13.8%
Ivy Government Securities Fund, Class N	13.2%
Ivy International Core Equity Fund, Class N	7.6%
Ivy Value Fund, Class N	6.2%
Ivy Large Cap Growth Fund, Class N	6.0%
Ivy Global Bond Fund, Class N	4.9%
Ivy ProShares MSCI ACWI Index Fund, Class N	4.8%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.1%
Ivy ProShares S&P 500 Bond Index Fund, Class N	4.0%
Ivy Core Equity Fund, Class N	3.5%
Ivy High Income Fund, Class N	2.5%
Ivy Bond Fund, Class N	2.2%
Ivy Mid Cap Growth Fund, Class N	2.0%
Ivy Emerging Markets Equity Fund, Class N	2.0%
Ivy Mid Cap Income Opportunities Fund, Class N	2.0%
Ivy LaSalle Global Real Estate Fund, Class N	0.8%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.7%
Ivy Small Cap Growth Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

2017	ANNUAL REPORT	13

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2017 (UNAUDITED)

InvestEd Income Portfolio – Asset Allocation

Ivy Limited-Term Bond Fund, Class N	30.7%
Ivy Advantus Bond Fund, Class N	18.6%
Ivy Government Securities Fund, Class N	13.8%
Ivy International Core Equity Fund, Class N	4.6%
Ivy Value Fund, Class N	4.1%
Ivy ProShares S&P 500 Bond Index Fund, Class N	4.0%
Ivy ProShares MSCI ACWI Index Fund, Class N	3.6%
Ivy Large Cap Growth Fund, Class N	3.5%
Ivy Global Bond Fund, Class N	3.2%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	2.6%
Ivy Core Equity Fund, Class N	2.5%
Ivy Bond Fund, Class N	2.2%
Ivy High Income Fund, Class N	1.8%
Ivy Mid Cap Growth Fund, Class N	1.0%
Ivy Emerging Markets Equity Fund, Class N	1.0%
Ivy Mid Cap Income Opportunities Fund, Class N	1.0%
Ivy LaSalle Global Real Estate Fund, Class N	0.5%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.5%
Ivy Small Cap Growth Fund, Class N	0.3%
Ivy Small Cap Core Fund, Class N	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

InvestEd Fixed Income Portfolio – Asset Allocation

Ivy Limited-Term Bond Fund, Class N	57.2%
Ivy Government Money Market Fund, Class N	17.4%
Ivy Government Securities Fund, Class N	9.9%
Ivy Advantus Bond Fund, Class N	7.5%
Ivy Global Bond Fund, Class N	4.4%
Ivy ProShares S&P 500 Bond Index Fund, Class N	2.0%
Ivy Bond Fund, Class N	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.6%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

14	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2017

InvestEd Aggressive Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	51	$547
Ivy Bond Fund, Class N	13	84
Ivy Core Equity Fund, Class N	68	1,112
Ivy Emerging Markets Equity Fund, Class N	50	1,082
Ivy Global Bond Fund, Class N	9	84
Ivy Government Securities Fund, Class N	77	417
Ivy High Income Fund, Class N	11	85
Ivy International Core Equity Fund, Class N	174	3,542
Ivy Large Cap Growth Fund, Class N	82	1,870
Ivy LaSalle Global Real Estate Fund, Class N	47	512
Ivy Limited-Term Bond Fund, Class N	31	335
Ivy Mid Cap Growth Fund, Class N (B)	35	860
Ivy Mid Cap Income Opportunities Fund, Class N	63	863
Ivy ProShares MSCI ACWI Index Fund, Class N	135	1,551
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	32	333
Ivy ProShares S&P 500 Bond Index Fund, Class N	13	127
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	116	1,322
Ivy Small Cap Core Fund, Class N	4	86
Ivy Small Cap Growth Fund, Class N	15	346
Ivy Value Fund, Class N	84	2,007

TOTAL AFFILIATED MUTUAL FUNDS – 98.3%		$17,165
(Cost: $16,774)

SHORT-TERM SECURITIES	Principal
Master Note — 1.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$321	321

TOTAL SHORT-TERM SECURITIES – 1.8%		$321
(Cost: $321)

TOTAL INVESTMENT SECURITIES – 100.1%		$17,486
(Cost: $17,095)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(17)

NET ASSETS – 100.0%		$17,469

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$17,165	$—	$—
Short-Term Securities	—	321	—

Total	$17,165	$321	$—

During the period ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	937	$10,091
Ivy Bond Fund, Class N	215	1,341
Ivy Core Equity Fund, Class N	461	7,525
Ivy Emerging Markets Equity Fund, Class N	304	6,648
Ivy Global Bond Fund, Class N	308	3,013
Ivy Government Securities Fund, Class N	1,362	7,339
Ivy High Income Fund, Class N	226	1,710
Ivy International Core Equity Fund, Class N	1,119	22,810
Ivy Large Cap Growth Fund, Class N	563	12,916
Ivy LaSalle Global Real Estate Fund, Class N	252	2,731
Ivy Limited-Term Bond Fund, Class N	746	8,042
Ivy Mid Cap Growth Fund, Class N (B)	194	4,816
Ivy Mid Cap Income Opportunities Fund, Class N	353	4,837
Ivy ProShares MSCI ACWI Index Fund, Class N	1,022	11,718
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	259	2,663
Ivy ProShares S&P 500 Bond Index Fund, Class N	201	2,027
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	803	9,176
Ivy Small Cap Core Fund, Class N	33	689
Ivy Small Cap Growth Fund, Class N	118	2,770
Ivy Value Fund, Class N	584	13,972

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$136,834
(Cost: $134,231)

SHORT-TERM SECURITIES	Principal
Master Note — 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$802	802

TOTAL SHORT-TERM SECURITIES – 0.6%		$802
(Cost: $802)

TOTAL INVESTMENT SECURITIES – 100.3%		$137,636
(Cost: $135,033)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(476)

NET ASSETS – 100.0%		$137,160

2017	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$136,834	$—	$—
Short-Term Securities	—	802	—

Total	$136,834	$802	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	937	$10,088
Ivy Bond Fund, Class N	193	1,206
Ivy Core Equity Fund, Class N	226	3,694
Ivy Emerging Markets Equity Fund, Class N	146	3,190
Ivy Global Bond Fund, Class N	308	3,012
Ivy Government Securities Fund, Class N	1,337	7,204
Ivy High Income Fund, Class N	190	1,436
Ivy International Core Equity Fund, Class N	508	10,366
Ivy Large Cap Growth Fund, Class N	267	6,117
Ivy LaSalle Global Real Estate Fund, Class N	113	1,229
Ivy Limited-Term Bond Fund, Class N	671	7,236
Ivy Mid Cap Growth Fund, Class N (B)	100	2,476
Ivy Mid Cap Income Opportunities Fund, Class N	181	2,487
Ivy ProShares MSCI ACWI Index Fund, Class N	541	6,203
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	117	1,198
Ivy ProShares S&P 500 Bond Index Fund, Class N	200	2,027
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	370	4,235
Ivy Small Cap Core Fund, Class N	20	413
Ivy Small Cap Growth Fund, Class N	53	1,246
Ivy Value Fund, Class N	280	6,706

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$81,769
(Cost: $80,594)

SHORT-TERM SECURITIES	Principal
Master Note — 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$591	591

TOTAL SHORT-TERM SECURITIES – 0.7%		$591
(Cost: $591)

TOTAL INVESTMENT SECURITIES –100.3%		$82,360
(Cost: $81,185)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(287)

NET ASSETS – 100.0%		$82,073

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$81,769	$—	$—
Short-Term Securities	—	591	—

Total	$81,769	$591	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

16	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2017

InvestEd Conservative Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	1,510	$16,267
Ivy Bond Fund, Class N	312	1,945
Ivy Core Equity Fund, Class N	189	3,088
Ivy Emerging Markets Equity Fund, Class N	78	1,714
Ivy Global Bond Fund, Class N	442	4,317
Ivy Government Securities Fund, Class N	2,155	11,616
Ivy High Income Fund, Class N	292	2,205
Ivy International Core Equity Fund, Class N	328	6,686
Ivy Large Cap Growth Fund, Class N	229	5,260
Ivy LaSalle Global Real Estate Fund, Class N	61	660
Ivy Limited-Term Bond Fund, Class N	1,122	12,099
Ivy Mid Cap Growth Fund, Class N (B)	71	1,775
Ivy Mid Cap Income Opportunities Fund, Class N	130	1,782
Ivy ProShares MSCI ACWI Index Fund, Class N	368	4,223
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	63	644
Ivy ProShares S&P 500 Bond Index Fund, Class N	345	3,486
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	319	3,642
Ivy Small Cap Core Fund, Class N	11	222
Ivy Small Cap Growth Fund, Class N	19	447
Ivy Value Fund, Class N	226	5,407

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$87,485
(Cost: $86,803)

SHORT-TERM SECURITIES	Principal
Master Note — 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$528	528

TOTAL SHORT-TERM SECURITIES – 0.6%		$528
(Cost: $528)

TOTAL INVESTMENT SECURITIES – 100.2%		$88,013
(Cost: $87,331)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(204)

NET ASSETS – 100.0%		$87,809

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$87,485	$—	$—
Short-Term Securities	—	528	—

Total	$87,485	$528	$—

During the year ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

InvestEd Income Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	1,668	$17,969
Ivy Bond Fund, Class N	344	2,148
Ivy Core Equity Fund, Class N	149	2,436
Ivy Emerging Markets Equity Fund, Class N	43	947
Ivy Global Bond Fund, Class N	317	3,099
Ivy Government Securities Fund, Class N	2,468	13,304
Ivy High Income Fund, Class N	226	1,705
Ivy International Core Equity Fund, Class N	217	4,430
Ivy Large Cap Growth Fund, Class N	148	3,389
Ivy LaSalle Global Real Estate Fund, Class N	45	486
Ivy Limited-Term Bond Fund, Class N	2,745	29,590
Ivy Mid Cap Growth Fund, Class N (B)	39	980
Ivy Mid Cap Income Opportunities Fund, Class N	72	984
Ivy ProShares MSCI ACWI Index Fund, Class N	300	3,436
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	46	474
Ivy ProShares S&P 500 Bond Index Fund, Class N	381	3,850
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	220	2,514
Ivy Small Cap Core Fund, Class N	12	245
Ivy Small Cap Growth Fund, Class N	11	247
Ivy Value Fund, Class N	166	3,981

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$96,214
(Cost: $95,843)

SHORT-TERM SECURITIES	Principal
Master Note — 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$438	438

TOTAL SHORT-TERM SECURITIES – 0.4%		$438
(Cost: $438)

TOTAL INVESTMENT SECURITIES – 100.1%		$96,652
(Cost: $96,281)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(129)

NET ASSETS – 100.0%		$96,523

2017	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2017

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$96,214	$—	$—
Short-Term Securities	—	438	—

Total	$96,214	$438	$—

During the period ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

InvestEd Fixed Income Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Advantus Bond Fund, Class N	308	$3,314
Ivy Bond Fund, Class N	71	440
Ivy Global Bond Fund, Class N	203	1,979
Ivy Government Money Market Fund, Class N	7,691	7,691
Ivy Government Securities Fund, Class N	813	4,381
Ivy Limited-Term Bond Fund, Class N	2,348	25,307
Ivy ProShares S&P 500 Bond Index Fund, Class N	88	888

TOTAL AFFILIATED MUTUAL FUNDS – 99.4%		$44,000
(Cost: $44,213)

SHORT-TERM SECURITIES	Principal
Master Note — 1.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.740%, 1-5-18 (A)	$854	854

TOTAL SHORT-TERM SECURITIES – 1.9%		$854
(Cost: $854)

TOTAL INVESTMENT SECURITIES – 101.3%		$44,854
(Cost: $45,067)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.3)%		(580)

NET ASSETS – 100.0%		$44,274

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$44,000	$—	$—
Short-Term Securities	—	854	—

Total	$44,000	$854	$—

During the period ended December 31, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See accompanying Notes to Financial Statements.

18	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2017

(In thousands, except per share amounts)	InvestEd Aggressive Portfolio		InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio	InvestEd Income Portfolio	InvestEd Fixed Income Portfolio
ASSETS
Investments in unaffiliated securities at value+	$321		$802	$591	$528	$438	$854
Investments in affiliated mutual funds at market value+	17,165		136,834	81,769	87,485	96,214	44,000
Investments at Market Value	17,486		137,636	82,360	88,013	96,652	44,854
Cash	1		1	1	1	1	1
Investment securities sold receivable	—		—	—	25	61	26
Dividends and interest receivable	5		72	68	109	150	80
Capital shares sold receivable	109		164	59	42	17	25
Receivable from affiliates	—	*	5	4	3	1	— *
Total Assets	17,601		137,878	82,492	88,193	96,882	44,986

LIABILITIES
Investment securities purchased payable	96		264	192	108	173	79
Capital shares redeemed payable	36		454	227	276	184	632
Distribution and service fees payable	—	*	—	—	—	2	1
Total Liabilities	132		718	419	384	359	712
Total Net Assets	$17,469		$137,160	$82,073	$87,809	$96,523	$44,274

NET ASSETS
Capital paid in (shares authorized – unlimited)	$16,610		$118,180	$68,772	$87,605	$94,893	$44,252
Undistributed net investment income	135		1,186	1,277	1,604	733	272
Accumulated net realized gain (loss)	333		15,191	10,849	(2,082)	526	(37)
Net unrealized appreciation (depreciation)	391		2,603	1,175	682	371	(213)
Total Net Assets	$17,469		$137,160	$82,073	$87,809	$96,523	$44,274

CAPITAL SHARES OUTSTANDING	1,657		10,880	7,045	8,219	9,497	4,428

NET ASSET VALUE PER SHARE	$10.54		$12.61	$11.65	$10.68	$10.16	$10.00

+COST
Investments in unaffiliated securities at cost	$321		$802	$591	$528	$438	$854
Investments in affiliated mutual funds at cost	16,774		134,231	80,594	86,803	95,843	44,213

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	19

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)	InvestEd Aggressive Portfolio(1)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio	InvestEd Income Portfolio(1)	InvestEd Fixed Income Portfolio(1)
INVESTMENT INCOME
Dividends from affiliated mutual funds	$136	$1,535	$1,642	$1,872	$742	$275
Interest and amortization from unaffiliated securities	1	7	6	11	2	2
Total Investment Income	137	1,542	1,648	1,883	744	277

EXPENSES
Distribution and service fees	11	354	370	277	69	31
Net Investment Income	126	1,188	1,278	1,606	675	246

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	43	13,201	9,895	(2,801)	43	(37)
Distributions of realized capital gains from affiliated mutual funds	290	2,026	982	763	483	—
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	391	11,467	11,247	9,874	371	(213)
Net Realized and Unrealized Gain (Loss)	724	26,694	22,124	7,836	897	(250)
Net Increase (Decrease) in Net Assets Resulting from Operations	$850	$27,882	$23,402	$9,442	$1,572	$(4)

(1)	For the period from September 18, 2017 (commencement of operations) to December 31, 2017.

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2017

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd Aggressive Portfolio	InvestEd Growth Portfolio		InvestEd Balanced Portfolio
(In thousands)	Period from 9/18/2017 (commencement of operations) to 12/31/2017	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$126	$1,188	$55	$1,278	$858
Net realized gain on investments	333	15,227	5,644	10,877	4,977
Net change in unrealized appreciation (depreciation)	391	11,467	(2,970)	11,247	(2,386)
Net Increase in Net Assets Resulting from Operations	850	27,882	2,729	23,402	3,449
Distributions to Shareholders From:
Net investment income	—	(56)	(316)	(859)	(1,377)
Net realized gains	—	(5,656)	(12,852)	(4,983)	(11,840)
Total Distributions to Shareholders	—	(5,712)	(13,168)	(5,842)	(13,217)
Capital Share Transactions	16,619	(21,120)	4,812	(101,466)	13,755
Net Increase (Decrease) in Net Assets	17,469	1,050	(5,627)	(83,906)	3,987
Net Assets, Beginning of Period	—	136,110	141,737	165,979	161,992
Net Assets, End of Period	$17,469	$137,160	$136,110	$82,073	$165,979
Undistributed net investment income	$135	$1,186	$54	$1,277	$858

	InvestEd Conservative Portfolio		InvestEd Income Portfolio	InvestEd Fixed Income Portfolio
(In thousands)	Year ended 12-31-17	Year ended 12-31-16	Period from 9/18/2017 (commencement of operations) to 12/31/2017	Period from 9/18/2017 (commencement of operations) to 12/31/2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,606	$1,105	$675	$246
Net realized gain (loss) on investments	(2,038)	1,881	526	(37)
Net change in unrealized appreciation (depreciation)	9,874	548	371	(213)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,442	3,534	1,572	(4)
Distributions to Shareholders From:
Net investment income	(1,106)	(1,443)	—	—
Net realized gains	(1,874)	(4,716)	—	—
Total Distributions to Shareholders	(2,980)	(6,159)	—	—
Capital Share Transactions	(32,682)	14,097	94,951	44,278
Net Increase (Decrease) in Net Assets	(26,220)	11,472	96,523	44,274
Net Assets, Beginning of Period	114,029	102,557	—	—
Net Assets, End of Period	$87,809	$114,029	$96,523	$44,274
Undistributed net investment income	$1,604	$1,105	$733	$272

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	21

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Aggressive Portfolio
Year ended 12-31-2017(3)	$10.00	$0.08		$0.46	$0.54		$—	$—	$—

InvestEd Growth Portfolio
Year ended 12-31-2017	10.80	0.10		2.26	2.36		(0.01)	(0.54)	(0.55)
Year ended 12-31-2016	11.71	0.00	*	0.25	0.25		(0.03)	(1.13)	(1.16)
Year ended 12-31-2015	13.13	0.03		0.11	0.14		(0.05)	(1.51)	(1.56)
Year ended 12-31-2014	14.27	0.06		0.70	0.76		(0.14)	(1.76)	(1.90)
Year ended 12-31-2013	11.53	0.13		2.98	3.11		—	(0.37)	(0.37)

InvestEd Balanced Portfolio
Year ended 12-31-2017	10.76	0.10		1.68	1.78		(0.13)	(0.76)	(0.89)
Year ended 12-31-2016	11.44	0.06		0.20	0.26		(0.10)	(0.84)	(0.94)
Year ended 12-31-2015	12.38	0.11		(0.03)	0.08		(0.15)	(0.87)	(1.02)
Year ended 12-31-2014	13.12	0.17		0.41	0.58		(0.21)	(1.11)	(1.32)
Year ended 12-31-2013	11.24	0.22		1.92	2.14		—	(0.26)	(0.26)

InvestEd Conservative Portfolio
Year ended 12-31-2017	10.16	0.15		0.75	0.90		(0.14)	(0.24)	(0.38)
Year ended 12-31-2016	10.39	0.11		0.23	0.34		(0.13)	(0.44)	(0.57)
Year ended 12-31-2015	11.46	0.16		(0.31)	(0.15)		(0.21)	(0.71)	(0.92)
Year ended 12-31-2014	12.10	0.24		0.18	0.42		(0.29)	(0.77)	(1.06)
Year ended 12-31-2013	10.90	0.31		1.06	1.37		—	(0.17)	(0.17)

InvestEd Income Portfolio
Year ended 12-31-2017(3)	10.00	0.07		0.09	0.16		—	—	—

InvestEd Fixed Income Portfolio
Year ended 12-31-2017(3)	10.00	0.06		(0.06)	(0.00	*)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

.

22	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
InvestEd Aggressive Portfolio
Year ended 12-31-2017(3)	$10.54	5.40%	$17	0.25	%(4)	2.71	%(4)	17	%(5)

InvestEd Growth Portfolio
Year ended 12-31-2017	12.61	21.84	137	0.25		0.84		116
Year ended 12-31-2016	10.80	2.01	136	0.25		0.04		24
Year ended 12-31-2015	11.71	1.16	142	0.25		0.22		17
Year ended 12-31-2014	13.13	5.70	144	0.25		0.41		29
Year ended 12-31-2013	14.27	27.05	141	0.25		1.04		37

InvestEd Balanced Portfolio
Year ended 12-31-2017	11.65	16.60	82	0.25		0.86		73
Year ended 12-31-2016	10.76	2.17	166	0.25		0.53		25
Year ended 12-31-2015	11.44	0.72	162	0.25		0.84		15
Year ended 12-31-2014	12.38	4.72	162	0.25		1.27		20
Year ended 12-31-2013	13.12	19.11	152	0.25		1.84		42

InvestEd Conservative Portfolio
Year ended 12-31-2017	10.68	8.82	88	0.25		1.45		110
Year ended 12-31-2016	10.16	3.23	114	0.25		1.03		64
Year ended 12-31-2015	10.39	-1.29	103	0.25		1.41		34
Year ended 12-31-2014	11.46	3.66	99	0.25		1.97		30
Year ended 12-31-2013	12.10	12.56	91	0.25		2.72		42

InvestEd Income Portfolio
Year ended 12-31-2017(3)	10.16	1.60	97	0.25	(4)	2.40	(4)	19	(5)

InvestEd Fixed Income Portfolio
Year ended 12-31-2017(3)	10.00	0.00	44	0.25	(4)	1.96	(4)	23	(5)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS	INVESTED PORTFOLIOS

DECEMBER 31, 2017

1.	ORGANIZATION

The Ivy InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (“Trust Fund”). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. InvestEd Aggressive Portfolio, InvestEd Growth Portfolio, InvestEd Balanced Portfolio, InvestEd Conservative Portfolio, InvestEd Income Portfolio and InvestEd Fixed Income Portfolio (each, a “Portfolio”) are series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (“W&R”), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Waddell & Reed and Ivy Funds mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

24	ANNUAL REPORT	2017

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Waddell & Reed Advisors Funds and Ivy Funds families are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Short-term debt securities are valued at amortized cost, which approximates value.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

2017	ANNUAL REPORT	25

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 2 of the fair value hierarchy.

There were no level 3 securities owned during the year or period ended December 31, 2017. There were no transfers between any levels during the year or period ended December 31, 2017.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by Waddell & Reed Investment Management Company (“WRIMCO”), a wholly owned subsidiary of W&R.

Ivy Investment Management Company (“IICO”) serves as each Portfolio’s investment advisor. The Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying Waddell & Reed Advisors Funds and IICO receives management fees from the underlying Ivy Funds. Each Portfolio pays advisory fees to WRIMCO and IICO indirectly, as shareholders in the Underlying Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Funds.

As principal underwriter for each Portfolio’s shares, W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to W&R. During the year ended December 31, 2017, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd Aggressive Portfolio	$14	$—	*	$8
InvestEd Growth Portfolio	357	—	*	194
InvestEd Balanced Portfolio	235	—	*	118
InvestEd Conservative Portfolio	89	—	*	45
InvestEd Income Portfolio	14	—	*	7
InvestEd Fixed Income Portfolio	5	—	*	2

*	Not Shown Due to Rounding

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year or period ended December 31, 2017, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities were as follows:

	Purchases	Sales
InvestEd Aggressive Portfolio	$19,455	$2,724
InvestEd Growth Portfolio	164,088	187,722
InvestEd Balanced Portfolio	106,179	211,243
InvestEd Conservative Portfolio	120,040	153,437
InvestEd Income Portfolio	114,221	18,422
InvestEd Fixed Income Portfolio	54,318	10,068

26	ANNUAL REPORT	2017

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	InvestEd Aggressive Portfolio		InvestEd Growth Portfolio
	Period from 9-18-17 (commencement of operations) to 12-31-17		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,683	$16,884	1,634	$19,616	1,856	$21,235
Shares issued in reinvestment of distributions to shareholders	—	—	455	5,712	1,201	13,168
Shares redeemed	(26)	(265)	(3,808)	(46,448)	(2,567)	(29,591)
Net increase (decrease)	1,657	$16,619	(1,719)	$(21,120)	490	$4,812

	InvestEd Balanced Portfolio				InvestEd Conservative Portfolio
	Year ended 12-31-17		Year ended 12-31-16		Year ended 12-31-17		Year ended 12-31-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,326	$26,973	2,889	$32,716	9,043	$96,759	3,350	$35,082
Shares issued in reinvestment of distributions to shareholders	503	5,842	1,217	13,217	279	2,980	603	6,159
Shares redeemed	(11,216)	(134,281)	(2,830)	(32,178)	(12,332)	(132,421)	(2,597)	(27,144)
Net increase (decrease)	(8,387)	$(101,466)	1,276	$13,755	(3,010)	$(32,682)	1,356	$14,097

	InvestEd Income Portfolio		InvestEd Fixed Income Portfolio
	Period from 9-18-17 (commencement of operations) to 12-31-17		Period from 9-18-17 (commencement of operations) to 12-31-17
	Shares	Value	Shares	Value
Shares issued from sale of shares	10,285	$102,889	4,847	$48,466
Shares issued in reinvestment of distributions to shareholders	—	—	—	—
Shares redeemed	(788)	(7,938)	(419)	(4,188)
Net increase	9,497	$94,951	4,428	$44,278

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds and Ivy Variable Insurance Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year or period ended December 31, 2017.

2017	ANNUAL REPORT	27

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year or period ended December 31, 2017 follows:

	9-18-17 (commencement of operations) Share Balance	Gross Additions	Gross Reductions		Realized Gain/(Loss)(1)		Distributions Received		12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Aggressive Portfolio
Ivy Advantus Bond Fund, Class N	—	$665	$117		$—	*	$5		51	$547	$(1)
Ivy Bond Fund, Class N	—	84	—	*	—	*	—	*	13	84	—	*
Ivy Core Equity Fund, Class N	—	2,050	949		94		9		68	1,112	10
Ivy Emerging Markets Equity Fund, Class N	—	1,088	22		—	*	3		50	1,082	17
Ivy Global Bond Fund, Class N	—	243	158		(1)		1		9	84	—	*
Ivy Government Securities Fund, Class I(2)	—	4	—	*	—	*	—	*	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	267	1		—	*	1		77	417	(3)
Ivy High Income Fund, Class N	—	87	2		—	*	2		11	85	—	*
Ivy International Core Equity Fund, Class N	—	3,502	70		1		48		174	3,542	110
Ivy Large Cap Growth Fund, Class N	—	2,386	542		97		7		82	1,870	26
Ivy LaSalle Global Real Estate Fund, Class N	—	518	10		2		7		47	512	5
Ivy Limited-Term Bond Fund, Class N	—	344	7		—	*	2		31	335	(2)
Ivy Mid Cap Growth Fund, Class N(3)	—	889	34		58		—		35	860	4
Ivy Mid Cap Income Opportunities Fund, Class N	—	840	30		1		8		63	863	53
Ivy ProShares MSCI ACWI Index Fund, Class N	—	1,512	19		—	*	7		135	1,551	57
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	—	337	2		—	*	2		32	333	(2)
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	165	39		—	*	1		13	127	—	*
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	—	1,262	5		—	*	6		116	1,322	65
Ivy Small Cap Core Fund, Class N	—	322	239		11		1		4	86	3
Ivy Small Cap Growth Fund, Class N	—	360	14		27		1		15	346	—	*
Ivy Value Fund, Class N	—	2,377	418		43		25		84	2,007	49
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	153	3		—	*	—	*	N/A	N/A	—
					$333		$136			$17,165	$391

28	ANNUAL REPORT	2017

	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Growth Portfolio
Ivy Advantus Bond Fund, Class N	—	$11,443	$1,333	$(3)	$95	937	$10,091	$(19)
Ivy Bond Fund, Class N	—	1,350	7	— *	6	215	1,341	(2)
Ivy Core Equity Fund, Class N	—	14,034	6,585	676	60	461	7,525	77
Ivy Emerging Markets Equity Fund, Class N	—	6,699	151	— *	20	304	6,648	100
Ivy Global Bond Fund, Class N	—	4,701	1,670	(5)	32	308	3,013	(18)
Ivy Government Securities Fund, Class I(2)	—	31	10	— *	3	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	4,175	52	— *	16	1,362	7,339	(51)
Ivy High Income Fund, Class N	—	3,385	1,664	(21)	55	226	1,710	(11)
Ivy International Core Equity Fund, Class N	—	22,544	478	7	321	1,119	22,810	745
Ivy Large Cap Growth Fund, Class N	—	16,580	3,874	693	49	563	12,916	210
Ivy LaSalle Global Real Estate Fund, Class N	—	2,765	59	11	39	252	2,731	24
Ivy Limited-Term Bond Fund, Class N	1,277	1,702	7,492	(33)	245	746	8,042	67
Ivy Mid Cap Growth Fund, Class N(3)	—	5,667	882	368	—	194	4,816	31
Ivy Mid Cap Income Opportunities Fund, Class N	—	5,382	860	37	43	353	4,837	314
Ivy ProShares MSCI ACWI Index Fund, Class N	—	11,429	158	4	52	1,022	11,718	447
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	—	2,700	25	1	16	259	2,663	(12)
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	2,686	663	(3)	18	201	2,027	4
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	—	8,766	55	4	40	803	9,176	465
Ivy Small Cap Core Fund, Class N	—	2,675	2,018	94	9	33	689	32
Ivy Small Cap Growth Fund, Class N	—	2,897	134	221	10	118	2,770	7
Ivy Value Fund, Class N	—	16,507	2,894	313	183	584	13,972	359
Waddell & Reed Advisors Bond Fund, Class Y(2)	—	1,522	1,522	21	18	N/A	N/A	—
Waddell & Reed Advisors Core Investment Fund, Class Y(2)	447	259	3,640	(335)	—	N/A	N/A	676
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y(2)	92	152	1,918	(295)	17	N/A	N/A	409
Waddell & Reed Advisors Global Growth Fund, Class Y(2)	3,155	1,324	37,175	5,992	—	N/A	N/A	355
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	3,281	34	– *	3	N/A	N/A	—
Waddell & Reed Advisors High Income Fund, Class Y(2)	—	6,224	6,224	7	185	N/A	N/A	—
Waddell & Reed Advisors New Concepts Fund, Class Y(2)	2,822	1,122	35,670	341	—	N/A	N/A	4,688
Waddell & Reed Advisors Small Cap Fund, Class Y(2)	617	404	11,827	764	—	N/A	N/A	635
Waddell & Reed Advisors Value Fund, Class Y(2)	92	148	1,810	(229)	—	N/A	N/A	313
Waddell & Reed Advisors Vanguard Fund, Class Y(2)	4,143	1,534	43,637	6,597	—	N/A	N/A	1,622
				$15,227	$1,535		$136,834	$11,467

2017	ANNUAL REPORT	29

	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Balanced Portfolio
Ivy Advantus Bond Fund, Class N	—	$11,289	$1,183	$(2)	$94	937	$10,088	$(19)
Ivy Bond Fund, Class N	—	1,222	13	— *	6	193	1,206	(2)
Ivy Core Equity Fund, Class N	—	6,849	3,193	331	30	226	3,694	38
Ivy Emerging Markets Equity Fund, Class N	—	3,268	126	1	9	146	3,190	48
Ivy Global Bond Fund, Class N	—	5,319	2,289	(7)	34	308	3,012	(18)
Ivy Government Securities Fund, Class I(2)	—	22	25	— *	3	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	4,176	95	— *	15	1,337	7,204	(50)
Ivy High Income Fund, Class N	—	2,890	1,445	(18)	47	190	1,436	(9)
Ivy International Core Equity Fund, Class N	—	10,367	341	6	146	508	10,366	340
Ivy Large Cap Growth Fund, Class N	—	7,999	1,983	336	23	267	6,117	101
Ivy LaSalle Global Real Estate Fund, Class N	—	1,259	41	5	18	113	1,229	11
Ivy Limited-Term Bond Fund, Class N	2,331	2,037	20,142	(110)	385	671	7,236	209
Ivy Mid Cap Growth Fund, Class N(3)	—	3,017	557	194	—	100	2,476	16
Ivy Mid Cap Income Opportunities Fund, Class N	—	2,871	546	24	22	181	2,487	162
Ivy ProShares MSCI ACWI Index Fund, Class N	—	6,104	138	4	28	541	6,203	237
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	—	1,224	22	1	7	117	1,198	(4)
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	2,662	639	(3)	18	200	2,027	4
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	—	4,069	51	3	19	370	4,235	217
Ivy Small Cap Core Fund, Class N	—	1,226	832	40	6	20	413	20
Ivy Small Cap Growth Fund, Class N	—	1,323	80	101	5	53	1,246	3
Ivy Value Fund, Class N	—	7,967	1,434	151	88	280	6,706	172
Waddell & Reed Advisors Bond Fund, Class Y(2)	—	4,508	4,508	63	53	N/A	N/A	—
Waddell & Reed Advisors Core Investment Fund, Class Y(2)	5,713	1,368	40,050	105	—	N/A	N/A	4,119
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y(2)	111	121	2,238	(327)	21	N/A	N/A	465
Waddell & Reed Advisors Global Bond Fund, Class Y(2)	6,834	2,539	29,488	(1,242)	423	N/A	N/A	1,867
Waddell & Reed Advisors Global Growth Fund, Class Y(2)	2,806	1,003	31,822	6,412	—	N/A	N/A	(753)
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	3,212	36	— *	3	N/A	N/A	—
Waddell & Reed Advisors High Income Fund, Class Y(2)	—	4,610	4,610	6	139	N/A	N/A	—
Waddell & Reed Advisors New Concepts Fund, Class Y(2)	937	316	11,954	(57)	—	N/A	N/A	1,726
Waddell & Reed Advisors Value Fund, Class Y(2)	224	231	4,155	(433)	—	N/A	N/A	637
Waddell & Reed Advisors Vanguard Fund, Class Y(2)	3,530	1,111	37,312	5,293	—	N/A	N/A	1,710
				$10,877	$1,642		$81,769	$11,247

30	ANNUAL REPORT	2017

	12-31-16 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Conservative Portfolio
Ivy Advantus Bond Fund, Class N	—	$19,979	$3,682	$(8)	$159	1,510	$16,267	$(30)
Ivy Bond Fund, Class N	—	1,970	22	— *	9	312	1,945	(3)
Ivy Core Equity Fund, Class N	—	5,818	2,762	273	25	189	3,088	32
Ivy Emerging Markets Equity Fund, Class N	—	1,850	162	— *	5	78	1,714	26
Ivy Global Bond Fund, Class N	—	7,414	3,070	(8)	47	442	4,317	(27)
Ivy Government Securities Fund, Class I(2)	—	37	47	— *	6	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	6,292	139	— *	25	2,155	11,616	(84)
Ivy High Income Fund, Class N	—	4,673	2,454	(27)	73	292	2,205	(14)
Ivy International Core Equity Fund, Class N	—	7,013	547	8	94	328	6,686	219
Ivy Large Cap Growth Fund, Class N	—	7,144	1,969	292	20	229	5,260	86
Ivy LaSalle Global Real Estate Fund, Class N	—	708	54	3	10	61	660	6
Ivy Limited-Term Bond Fund, Class N	4,255	8,221	42,385	(180)	737	1,122	12,099	392
Ivy Mid Cap Growth Fund, Class N(3)	—	1,966	203	127	—	71	1,775	11
Ivy Mid Cap Income Opportunities Fund, Class N	—	1,861	195	7	16	130	1,782	116
Ivy ProShares MSCI ACWI Index Fund, Class N	—	4,268	212	4	19	368	4,223	166
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	—	678	37	1	4	63	644	3
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	4,638	1,159	(4)	30	345	3,486	7
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	—	3,519	66	3	16	319	3,642	189
Ivy Small Cap Core Fund, Class N	—	465	253	13	3	11	222	11
Ivy Small Cap Growth Fund, Class N	—	498	52	37	2	19	447	1
Ivy Value Fund, Class N	—	7,106	1,839	132	74	226	5,407	139
Waddell & Reed Advisors Bond Fund, Class Y(2)	—	5,260	5,260	71	59	N/A	N/A	—
Waddell & Reed Advisors Core Investment Fund, Class Y(2)	6,517	6,218	52,062	(1,504)	—	N/A	N/A	6,420
Waddell & Reed Advisors Global Bond Fund, Class Y(2)	6,237	4,274	29,172	(1,432)	394	N/A	N/A	2,008
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	5,906	349	(2)	6	N/A	N/A	—
Waddell & Reed Advisors High Income Fund, Class Y(2)	—	1,337	1,337	2	39	N/A	N/A	—
Waddell & Reed Advisors Value Fund, Class Y(2)	382	927	6,749	154	—	N/A	N/A	200
				$(2,038)	$1,872		$87,485	$9,874

2017	ANNUAL REPORT	31

	9-18-17 (commencement of operations) Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Income Portfolio
Ivy Advantus Bond Fund, Class N	—	$23,251	$5,250	$(12)	$183	1,668	$17,969	$(33)
Ivy Bond Fund, Class N	—	2,169	17	— *	10	344	2,148	(3)
Ivy Core Equity Fund, Class N	—	3,737	1,326	183	17	149	2,436	25
Ivy Emerging Markets Equity Fund, Class N	—	1,018	85	1	3	43	947	14
Ivy Global Bond Fund, Class N	—	5,606	2,488	(6)	35	317	3,099	(19)
Ivy Government Securities Fund, Class I(2)	—	24	24	— *	8	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	6,864	451	(1)	29	2,468	13,304	(98)
Ivy High Income Fund, Class N	—	3,601	1,885	(24)	57	226	1,705	(11)
Ivy International Core Equity Fund, Class N	—	4,629	341	7	62	217	4,430	143
Ivy Large Cap Growth Fund, Class N	—	4,712	1,376	199	13	148	3,389	53
Ivy LaSalle Global Real Estate Fund, Class N	—	516	35	2	7	45	486	4
Ivy Limited-Term Bond Fund, Class N	—	31,923	2,143	(6)	183	2,745	29,590	(190)
Ivy Mid Cap Growth Fund, Class N(3)	—	1,082	107	71	—	39	980	6
Ivy Mid Cap Income Opportunities Fund, Class N	—	1,023	103	4	9	72	984	63
Ivy ProShares MSCI ACWI Index Fund, Class N	—	3,485	206	5	15	300	3,436	157
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	—	510	40	— *	3	46	474	4
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	5,357	1,514	(9)	35	381	3,850	7
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	—	2,425	48	2	11	220	2,514	136
Ivy Small Cap Core Fund, Class N	—	259	25	3	3	12	245	12
Ivy Small Cap Growth Fund, Class N	—	274	27	20	1	11	247	— *
Ivy Value Fund, Class N	—	4,699	820	87	51	166	3,981	101
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	7,057	68	— *	7	N/A	N/A	—
				$526	$742		$96,214	$371

32	ANNUAL REPORT	2017

	9-18-17 (commencement of operations) Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)		Distributions Received	12-31-17 Share Balance	12-31-17 Value	Net Change in Unrealized Appreciation/ (Depreciation)
InvestEd Fixed Income Portfolio
Ivy Advantus Bond Fund, Class N	—	$4,797	$1,476	$(2)		$35	308	$3,314	$(6)
Ivy Bond Fund, Class N	—	463	21	—	*	2	71	440	(1)
Ivy Global Bond Fund, Class N	—	2,130	142	—	*	15	203	1,979	(10)
Ivy Government Money Market Fund, Class N	—	8,215	525	—		15	7,691	7,691	— *
Ivy Government Securities Fund, Class I(2)	—	9	25	—	*	3	N/A	N/A	—
Ivy Government Securities Fund, Class N	—	2,148	225	—	*	10	813	4,381	(34)
Ivy High Income Fund, Class N(2)	—	1,918	1,918	(22)		21	N/A	N/A	—
Ivy Limited-Term Bond Fund, Class N	—	31,115	5,644	(13)		164	2,348	25,307	(164)
Ivy ProShares S&P 500 Bond Index Fund, Class N	—	959	74	—	*	7	88	888	2
Waddell & Reed Advisors Government Securities Fund, Class Y(2)	—	2,564	55	—	*	3	N/A	N/A	—
				$(37)		$275		$44,000	$(213)

*	Not Shown Due to Rounding.

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

(2)	No longer affiliated as of December 31, 2017.

(3)	No dividends were paid during the preceding 12 months.

9.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (the “SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (the “Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

2017	ANNUAL REPORT	33

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2017 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
InvestEd Aggressive Portfolio	$17,095	$399	$8	$391
InvestEd Growth Portfolio	135,036	2,812	212	2,600
InvestEd Balanced Portfolio	81,188	1,366	194	1,172
InvestEd Conservative Portfolio	87,334	1,010	331	679
InvestEd Income Portfolio	96,286	723	357	366
InvestEd Fixed Income Portfolio	45,071	2	219	(217)

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year or period ended December 31, 2017 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
InvestEd Aggressive Portfolio	$178	$290	$—	$—	$—
InvestEd Growth Portfolio	3,141	13,240	—	—	—
InvestEd Balanced Portfolio	2,865	9,265	—	—	—
InvestEd Conservative Portfolio	1,604	—	—	—	—
InvestEd Income Portfolio	781	483	—	—	—
InvestEd Fixed Income Portfolio	272	—	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
InvestEd Aggressive Portfolio	$—	$—	N/A	N/A
InvestEd Growth Portfolio	227	5,485	$395	$12,773
InvestEd Balanced Portfolio	992	4,850	1,468	11,757
InvestEd Conservative Portfolio	1,345	1,635	1,443	4,716
InvestEd Income Portfolio	—	—	N/A	N/A
InvestEd Fixed Income Portfolio	—	—	N/A	N/A

(1)	Includes short-term capital gains distributed, if any.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of December 31, 2017, the capital loss carryovers were as follows:

Post-Enactment
Portfolio	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
InvestEd Aggressive Portfolio	$—	$—
InvestEd Growth Portfolio	—	—
InvestEd Balanced Portfolio	—	—
InvestEd Conservative Portfolio	—	2,078
InvestEd Income Portfolio	—	—
InvestEd Fixed Income Portfolio	33	—

34	ANNUAL REPORT	2017

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, startup costs and net operating losses. At December 31, 2017, the following reclassifications were made:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
InvestEd Aggressive Portfolio	$9	$—	$(9)
InvestEd Growth Portfolio	—	—	—
InvestEd Balanced Portfolio	—	—	—
InvestEd Conservative Portfolio	(1)	1	—
InvestEd Income Portfolio	58	—	(58)
InvestEd Fixed Income Portfolio	26	—	(26)

2017	ANNUAL REPORT	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	INVESTED PORTFOLIOS

To the Shareholders and Board of Trustees of InvestEd Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of InvestEd Portfolios (the “Funds”), comprising the InvestEd Aggressive Portfolio, InvestEd Growth Portfolio, InvestEd Balanced Portfolio, InvestEd Conservative Portfolio, InvestEd Income Portfolio, and InvestEd Fixed Income Portfolio, including the schedules of investments as of December 31, 2017, the related statements of operations for the year then ended (as to the InvestEd Aggressive Portfolio, InvestEd Fixed Income Portfolio and InvestEd Income Portfolio, for the period from September 18, 2017 (commencement of operations) through December 31, 2017), the statements of changes in net assets for each of the two years in the period then ended (as to the InvestEd Aggressive Portfolio, InvestEd Fixed Income Portfolio and InvestEd Income Portfolio, for the period from September 18, 2017 (commencement of operations) through December 31, 2017), the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the InvestEd Portfolios as of December 31, 2017, and the results of their operations for the year then ended (as to the InvestEd Aggressive Portfolio, InvestEd Fixed Income Portfolio and InvestEd Income Portfolio, for the period from September 18, 2017 (commencement of operations) through December 31, 2017), the changes in their net assets for each of the two years in the period then ended (as to the InvestEd Aggressive Portfolio, InvestEd Fixed Income Portfolio and InvestEd Income Portfolio, for the period from September 18, 2017 (commencement of operations) through December 31, 2017), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 16, 2018

We have served as the auditor of one or more investment companies advised by entities under common control of Waddell & Reed Financial, Inc. since 1997.

36	ANNUAL REPORT	2017

INCOME TAX INFORMATION	INVESTED PORTFOLIOS

AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

InvestEd Aggressive Portfolio	$—
InvestEd Growth Portfolio	5,485,145
InvestEd Balanced Portfolio	4,850,310
InvestEd Conservative Portfolio	1,634,995
InvestEd Income Portfolio	—
InvestEd Fixed Income Portfolio	—

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

2017	ANNUAL REPORT	37

BOARD OF TRUSTEES AND OFFICERS	INVESTED PORTFOLIOS

Each of the individuals listed below serves as a trustee for the Trust (6 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (57 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) (3 portfolios) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (29 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2007 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Member, Kansas State University Foundation (1981 to present); Director, Kansas Bioscience Authority (2009 to 2016); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2001 Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, NextShares.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017 Fund Complex: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2007 Fund Complex: 1998 2015	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank, N.A. (2007 to present); Director, Foundation HealthCare (2008 to 2017); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to 2016); Director, OK Foundation for Excellence (non-profit) (2008 to present); Independent Chairman/Trustee, Ivy Funds; Independent Chairman/Trustee, IVH; Independent Chairman/Trustee, Ivy VIP; Trustee, Nextshares.

38	ANNUAL REPORT	2017

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	Trust: 2001 Fund Complex: 1996	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects, Greater Kansas City Chapter (2001-2009); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017 Fund Complex: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017 Fund Complex: 1999	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.

INTERESTED TRUSTEES

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), each Fund’s principal underwriter, Waddell & Reed, Inc. (“WRI”), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 1942	Trustee	Trust: 2001 Fund Complex: 1998	Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, Ivy Investment Management Company (“IICO”) (2002 to 2016); President, CEO and Chairman, WRIMCO (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and WRI (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Ivy Funds; Trustee, IVH; Trustee, Ivy VIP; Trustee, NextShares.

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

2017	ANNUAL REPORT	39

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Senior Vice President, WRI (2018 to present); Senior Vice President, Ivy Distributors, Inc. (“IDI”) (2018 to present); Secretary for each of the funds in the Fund Complex (2017 to present).
Wendy J. Hills 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President General Counsel and Chief Legal Officer of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014 to 2016; 2017 to present); Secretary for each of the funds in the Fund Complex (2016 to 2017).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present Principal Accounting Officer of each of the funds in the Fund Complex (2006 to 2017); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2016 to present); Senior Vice President WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present); Vice President of WRIMCO and IICO (2006 to present) and Vice President of each of the funds in the Fund Complex (2006 to present).
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present), Senior Vice President, WRI and IDI (2017 to present); Vice President of WRI and IDI (2010 to 2016).

*	This is the date when the Officer first became an officer of one or more Predecessor Funds.

40	ANNUAL REPORT	2017

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	INVESTED PORTFOLIOS

At a meeting of the Board of Trustees (the “Board”) of InvestEd Portfolios (the “Trust”) held on August 15 and 16, 2017, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust.

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the various agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO, profitability (including any fall-out benefits) from the relationships with each series of the Trust (each a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2017. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 15th and 16th Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO, taking into account the large amount of materials produced by IICO in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the overall performance of the Funds, IICO’s investment risk management function, and the proposed and on-going changes IICO has been considering for itself, the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities (both taken and proposed) in light of the Funds’ performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the Funds’ shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO, as well as the other services provided to the Funds by IICO (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with Funds

The Board next discussed whether IICO derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of IICO nor any of its affiliates receive any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO.

2017	ANNUAL REPORT	41

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, has taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation arrangements entered into by IICO in light of the services provided by IICO. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1. The nature, extent and quality of IICO’s services to the Funds;

2. Management fees and expenses in the context of performance;

3. Product category expenses, including peers;

4. Profit margins of IICO’s parent from supplying such services;

5. Subadviser and institutional fee analyses; and

6. Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2017, approximately 9% of the funds within the Waddell & Reed Fund Complex (including the Funds) were in the top quartile of performance and 33% of such funds were in the top two quartiles of performance, and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 42% of the funds were in the top two quartiles in the one-year period, and that 32% of all such funds had improving performance in their one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the Funds, on average, were 2% over the average total expenses of their respective Broadridge Expense Group peers and 3% below the average total expenses for their Broadridge Expense Universes. The management fees for the funds were 1% over the average management fees of their respective Broadridge Expense Group peers and 3% over the average management fees for their Broadridge Expense Universes.

42	ANNUAL REPORT	2017

The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent is near the median of most similarly-sized, publicly-traded peers, but appears adequate to enable IICO to continue to provide quality support to the funds and their shareholders. Finally, the report noted that IICO has continued to invest time in board mergers and fund mergers, which could help drive down expenses for shareholders.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds are generally similar.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

2017	ANNUAL REPORT	43

ANNUAL PRIVACY NOTICE	INVESTED PORTFOLIOS

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888. WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

44	ANNUAL REPORT	2017

PROXY VOTING INFORMATION	INVESTED PORTFOLIOS

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

2017	ANNUAL REPORT	45

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	INVESTED PORTFOLIOS

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

46	ANNUAL REPORT	2017

HOUSEHOLDING NOTICE	INVESTED PORTFOLIOS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Fax your request to 800.532.2749.

•	Write to us at the address listed on the back cover.

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2017	ANNUAL REPORT	47

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50	ANNUAL REPORT	2017

INVESTED PORTFOLIOS

InvestEd Aggressive Portfolio

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

InvestEd Income Portfolio

InvestEd Fixed Income Portfolio

1.888.WADDELL

Visit us online at www.waddell.com

Before investing, investors should carefully consider the investment objectives, risks, charges and expenses of the IVY InvestEdSM 529 PLAN. This and other important information is contained in the IVY InvestEdSM 529 PLAN Program Overview, IVY InvestEdSM 529 PLAN Account Application, and the prospectuses, or if available, summary prospectuses, all of which may be obtained at ivyinvestments.com or from a financial advisor. Read them carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

2017	ANNUAL REPORT	51

ANN-INVESTED (12/17)

ITEM 2. CODE OF ETHICS

(a)	As of December 31, 2017, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Edward M. Tighe, Jarold W. Boettcher and James D. Gressett are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its audit committee. Messrs. Tighe, Boettcher and Gressett are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2016	$23,700
2017	56,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2016	$0
2017	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2016	$9,750
2017	10,530

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2016	$158
2017	5,161

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$9,908 and $15,691 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $152,450 and $122,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS

(Registrant)

By:	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	March 9, 2018

By:	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 9, 2018